CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Emeritus Corporation (the "Company") on Form 10-Q for the quarter ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), I, Raymond
R. Brandstrom, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


    1. The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

    2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                           /s/    Raymond  R.  Brandstrom
                                           -------------------------------
                                            Raymond  R.  Brandstrom
                                            Chief  Financial  Officer
                                            May  13,  2004